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                                                                   EXHIBIT 23C



                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Grand Casinos, Inc.:

We consent to the use of our report incorporated herein by reference.

                                              /s/ KPMG Peat Marwick LLP




Minneapolis, Minnesota
April 8, 1997